As Filed with the Securities and Exchange Commission on April 8, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 8, 2011
MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
800 North Lindbergh Boulevard
St. Louis, Missouri 63167
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 694-1000
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
Recast Annual Report.
This Current Report on Form 8-K revises portions of the Annual Report on Form 10-K of Monsanto Company (“the company”) for the year ended Aug. 31, 2010 (the “Annual Report”), which was filed with the United States Securities and Exchange Commission on Oct. 27, 2010, to retrospectively reflect subsequent changes in the company’s operating segments, which occurred in February 2011.
The company reorganized the operating segments within our Agricultural Productivity reportable segment as a result of a change in the way the Chief Executive Officer, who is the chief operating decision maker, evaluates the performance of operations, develops strategy and allocates capital resources. The “Roundup and other glyphosate-based herbicides” operating segment and the “all other agricultural products” operating segments within Agricultural Productivity were combined into one operating segment titled “Agricultural Productivity” as the company shifted management of these product lines to one business representing our weed management platform and supporting our Seeds and Genomics business.
The change in operating segments had no impact on the company’s reportable segments or the company’s historical consolidated financial position, results of operations or cash flows. The recast historical financial information in this Form 8-K does not represent an amendment to or restatement of the company’s fiscal year 2010 consolidated financial statements as previously issued in the Annual Report.
Accordingly, the company has updated the presentation of the fiscal year 2010, 2009 and 2008 segment information originally included in its Annual Report, to be consistent with the revised operating segment structure. These updates are reflected in Exhibits 99.1 — 99.3 to this Current Report. These exhibits are consistent with the presentation of reporting and operating segments in the company’s Quarterly Report on Form 10-Q for the quarterly period ended Feb. 28, 2011.
Revisions to the Annual Report included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the company’s Annual Report. All other information in the Annual Report remains unchanged. This Current Report does not modify or update the disclosures therein in any way, nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above. The information in this Current Report, including Exhibits 99.1-99.3 should be read in conjunction with the Annual Report and any documents filed by the company subsequent to the filing of the Annual Report.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits
     The following exhibits are filed herewith:

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Part I, Item 1. — Business of the company’s Annual Report, revised solely to reflect the change in segment reporting

Exhibit 99.2	Part II, Item 7. — Management’s Discussion and Analysis of Financial Condition and Results of Operations of the company’s Annual Report, revised solely to reflect the change in segment reporting

Exhibit 99.3	Part II, Item 8. — Financial Statements and Supplementary Data of the company’s Annual Report, revised solely to reflect the change in segment reporting

Exhibit 101.INS	XBRL Instance Document

Exhibit 101.SCH	XBRL Taxonomy Extension Schema Document

Exhibit 101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

Exhibit 101.LAB	XBRL Taxonomy Extension Label Linkbase Document

Exhibit 101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 8, 2011

MONSANTO COMPANY
By:	/s/ Nicole M. Ringenberg
	Name:	Nicole M. Ringenberg
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Part I, Item 1. — Business of the company’s Annual Report, revised solely to reflect the change in segment reporting

99.2	Part II, Item 7. — Management’s Discussion and Analysis of Financial Condition and Results of Operations of the company’s Annual Report, revised solely to reflect the change in segment reporting

99.3	Part II, Item 8. — Financial Statements and Supplementary Data of the company’s Annual Report, revised solely to reflect the change in segment reporting

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

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